Digital Turbine Reports Fiscal 2020 Second Quarter Results
Revenue of $32.8 Million Represented 37% Annual Growth
Strong Platform Demand and Continuing Operating Leverage Driving Strong Cash Flow

Austin, TX – November 4, 2019 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal second quarter ended September 30, 2019. All operating results discussed below, except as otherwise specifically noted, refer only to the continuing operations of the Company, and all comparisons to prior periods have been adjusted to reflect only continuing operations.

Recent Highlights:

•	Fiscal second quarter revenue was $32.8 million, representing 37% growth when compared to the fiscal second quarter of 2019.

•
GAAP net loss for the fiscal second quarter was $1.3 million, or ($0.02) per share, as compared to GAAP net income of $2.1 million, or $0.03 per share for the fiscal second quarter of 2019. Non-GAAP adjusted net income[1] for the fiscal second quarter was $4.1 million, or $0.05 per share, as compared to Non-GAAP adjusted net income of $1.1 million, or $0.01 per share, in the fiscal second quarter of 2019.

•	Non-GAAP adjusted EBITDA[2] for the fiscal second quarter was $4.5 million, as compared to Non-GAAP adjusted EBITDA of $1.6 million in the fiscal second quarter of 2019.

•	GAAP cash provided by operating activities totaled $6.7 million in the fiscal second quarter. Non-GAAP free cash flow[3] totaled $5.7 million in the fiscal second quarter.

•
GAAP gross margin was 38% for the fiscal second quarter of 2020, as compared to a 32% GAAP gross margin in the fiscal second quarter of 2019. Non-GAAP adjusted gross margin[4] was 39% for the fiscal second quarter of 2020, as compared to 34% in the fiscal second quarter of 2019.

•	The Company has surpassed 325 million total devices with Ignite installed to date, including more than 36 million devices installed during the September quarter.

•	The Company’s cash balance was $25.2 million as of September 30, 2019, as compared to the June 30, 2019 balance of $16.2 million. The Company had zero total debt as of September 30, 2019.

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

“I am pleased with our second quarter results,” said Bill Stone, CEO.  “Our ability to simultaneously drive strong growth on both the top and bottom lines demonstrates the market momentum and inherent operating leverage of our business. Spearheaded by growing partner adoption of our leading mobile platform and robust worldwide demand from advertisers, we achieved strong financial results, generating more than $4.5 million in Adjusted EBITDA and $5.7 million in free cash flow during the quarter. As a result of this performance, we exited the September quarter with more than $25 million in cash on our debt-free balance sheet. We believe that the results reported today are further demonstration that we have successfully developed an attractive, highly scalable, and profitable platform business.”

“In addition to delivering strong operating results, we are also continuing to make meaningful progress in terms of our product development and business development efforts that will prove integral to the company’s sustained growth in the future. On the product development side, our platform diversification efforts are now yielding more noteworthy results, as non-Dynamic Install product revenue grew more than 30% sequentially and represented an all-time high of 18% of total revenue in the September quarter. Additionally, we are strongly encouraged by preliminary results and early indications of interest from our partners for our NewsHub and still other newer platform features that we believe possess potential to contribute significantly in coming years. Meanwhile, the expanded scale and functionality of our increasingly global platform is helping to set Digital Turbine apart as we work toward new partnerships with additional tier-one mobile OEM and operator partners.”

Mr. Stone concluded, “As we approach the seasonally-strong holiday period for our business, I remain highly confident that Digital Turbine and its platform constituents will continue to prosper via the measurable value that our platform is adding for mobile operators and OEMs, app developers and advertisers, and ultimately end-users in search of a richer, more relevant homescreen experience.”

Fiscal Second Quarter Financial Results

Revenue for the second quarter of fiscal 2020 was $32.8 million, representing an increase of 37% year-over-year. Revenue growth was primarily driven by higher revenue-per-device with our large U.S.-based carrier partners, reflecting strong advertiser demand for Dynamic Installs as well as incremental contributions from new partners and products more recently added to the platform.

GAAP gross margin was 38% for the second quarter of fiscal 2020, as compared to a 32% GAAP gross margin in the second quarter of fiscal 2019. Non-GAAP adjusted gross margin4 increased to 39% for the second quarter of fiscal 2020, as compared to 34% for the second quarter of fiscal 2019.

Net loss from continuing operations for the second quarter of fiscal 2020 was $1.3 million, or ($0.02) per share, as compared to net income from continuing operations for the second quarter of fiscal 2019 of $2.1 million, or $0.03 per share. Non-GAAP adjusted net income1 for the second quarter of fiscal 2020 was $4.1 million, or $0.05 per share, as compared to Non-GAAP adjusted net income of $1.1 million, or $0.01 per share, during the second quarter of fiscal 2019.

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

Non-GAAP adjusted EBITDA2 was $4.5 million for the second quarter of fiscal 2020, as compared to Non-GAAP adjusted EBITDA of $1.6 million for the second quarter of fiscal 2019. The reconciliation between GAAP and Non-GAAP financial results for all referenced periods is provided in a table immediately following the Unaudited Consolidated Statement of Cash Flows below.

Business Outlook

Based on information available as of November 4, 2019, the Company expects third quarter fiscal 2020 revenue of between $37.0 million and $38.2 million, and non-GAAP adjusted EBITDA2 of between $5.0 million and $5.5 million. It is not reasonably practicable to provide a business outlook for GAAP net income/(loss) from continuing operations because the Company cannot reasonably estimate the changes in the fair value of derivatives associated with outstanding warrants issued in connection with the September 2016 convertible notes offering, which are directly impacted by changes in the Company’s stock price.

About Digital Turbine, Inc.

Digital Turbine innovates at the convergence of media and mobile communications, connecting top mobile operators, OEMs and publishers with app developers and advertisers worldwide. Its comprehensive Mobile Delivery Platform powers frictionless user acquisition and engagement, operational efficiency and monetization opportunities. Digital Turbine’s technology platform has been adopted by more than 35 mobile operators and OEMs worldwide, and has delivered more than one billion app preloads for tens of thousands advertising campaigns. The company is headquartered in Austin, Texas, with global offices in Durham, Mumbai, San Francisco, Singapore and Tel Aviv. For additional information visit www.digitalturbine.com.

Conference Call
Management will host a conference call today at 4:30 p.m. ET to discuss its second quarter financial results and provide operational updates on the business. To participate, interested parties should dial 855-238-2713 in the United States or 412-542-4111 from international locations. A webcast of the conference call will be available at ir.digitalturbine.com/events.

For those who are not able to join the live call, a playback will be available through November 11, 2019. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 10136386.

The conference call will discuss guidance and other material information.

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

Use of Non-GAAP Financial Measures

To supplement the Company’s condensed consolidated financial statements presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted gross profit, non-GAAP gross margin, non-GAAP adjusted EBITDA and non-GAAP free cash flow. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.

Non-GAAP measures are provided to enhance investors’ overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these Non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes Non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of Non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

1Non-GAAP adjusted net income and EPS are defined as GAAP net income/(loss) and EPS adjusted to exclude the effect of stock-based compensation, amortization of intangibles, changes in the fair value of derivatives associated with warrants issued in connection with the September 2016 convertible notes offering, and loss on extinguishment of debt. Readers are cautioned that Non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

2Non-GAAP adjusted EBITDA is calculated as GAAP net income/(loss) excluding the following cash and non-cash expenses: interest expense, foreign exchange transaction income, income tax provision/(benefit), depreciation and amortization, stock-based compensation expense, the change in fair value of derivatives associated with warrants issued in connection with the September 2016 convertible notes offering, other expense, and loss on extinguishment of debt. Readers are cautioned that Non-GAAP adjusted EBITDA should not be construed as an alternative to net income/(loss) determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.

3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statement of Cash Flows) reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

4Non-GAAP adjusted gross profit and gross margin are defined as GAAP gross profit and gross margin adjusted to exclude the effect of intangible amortization expense and depreciation of software. Readers are cautioned that Non-GAAP adjusted gross profit and gross margin should not be construed as an alternative to gross margin determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

Non-GAAP adjusted gross profit and gross margin, Non-GAAP adjusted EBITDA, Non-GAAP adjusted net income / (loss) and EPS, and Non-GAAP free cash flow are used by management as internal measures of profitability, performance and liquidity. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

Forward-Looking Statements

This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements.

These factors and risks include:

•	risks associated with Ignite adoption among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying Ignite)

•	actual mobile device sales and sell-through where Ignite is deployed is out of our control

•
risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our Ignite product

•	risks associated with the timing of Ignite software pushes to the embedded bases of carrier and OEM partners

•	risks associated with end user take rates of carrier and OEM software pushes which include Ignite

•	new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control

•	risks associated with fluctuations in the number of Ignite slots across US carrier partners

•	required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement

•	risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

•	customer adoption that either we or the market may expect

•	the difficulty of extrapolating monthly demand to quarterly demand

•
the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as Adjusted EBITDA)

•	ability as a smaller Company to manage international operations

•
varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products

•	changes in economic conditions and market demand

•	rapid and complex changes occurring in the mobile marketplace

•	pricing and other activities by competitors

•
derivative and warrant liabilities on our balance sheet will fluctuate as our stock price moves and will also produce changes in our statement of operations; these fluctuations and changes might materially impact our reported GAAP financials in an adverse manner, particularly if our stock price were to rise

•
technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources, and

•	other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.

You should not place undue reliance on these forward-looking statements.  The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contacts:
Brian Bartholomew
Digital Turbine
brian.bartholomew@digitalturbine.com

SOURCE Digital Turbine, Inc.

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

Digital Turbine, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income / (Loss)
(in thousands, except per share amounts)

	Three months ended September 30,
	2019	2018
Net revenues	$32,795	$23,854
Cost of revenues
License fees and revenue share	20,146	15,802
Other direct costs of revenues	344	508
Total cost of revenues	20,490	16,310
Gross profit	12,305	7,544
Operating expenses
Product development	2,735	2,637
Sales and marketing	2,441	1,913
General and administrative	4,014	2,679
Total operating expenses	9,190	7,229
Income / (loss) from operations	3,115	315
Interest and other income / (expense), net
Interest income / (expense), net	41	(135)
Change in fair value of convertible note embedded derivative liability	—	952
Change in fair value of warrant liability	(4,505)	926
Other income / (expense)	84	(13)
Total interest and other income / (expense), net	(4,380)	1,730
Income / (loss) from continuing operations before income taxes	(1,265)	2,045
Income tax provision / (benefit)	72	(23)
Income / (loss) from continuing operations, net of taxes	(1,337)	2,068
Loss from discontinued operations	(88)	(356)
Net loss from discontinued operations, net of taxes	(88)	(356)
Net income / (loss)	$(1,425)	$1,712
Other comprehensive loss
Foreign currency translation adjustment	(418)	2
Comprehensive income / (loss)	$(1,843)	$1,714
Basic and diluted net income / (loss) per common share
Continuing operations	$(0.02)	$0.03
Discontinued operations	—	(0.01)
Net income / (loss)	$(0.02)	$0.02
Weighted-average common shares outstanding, basic	83,909	77,193
Weighted-average common shares outstanding, diluted	83,909	78,780

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

Digital Turbine, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	September 30, 2019	March 31, 2019

ASSETS
Current assets
Cash	$25,154	$10,894
Restricted cash	165	165
Accounts receivable, net of allowances of $1,053 and $895, respectively	25,303	22,707
Prepaid expenses and other current assets	1,434	1,331
Current assets held for disposal	1,474	2,026
Total current assets	53,530	37,123
Property and equipment, net	4,278	3,430
Right-of-use assets	2,133	—
Deferred tax assets	13	40
Goodwill	42,268	42,268
TOTAL ASSETS	$102,222	$82,861
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$22,314	$14,912
Accrued license fees and revenue share	11,631	16,205
Accrued compensation	2,460	2,441
Warrant liability	8,375	—
Other current liabilities	3,249	826
Current liabilities held for disposal	3,516	3,924
Total current liabilities	51,545	38,308
Warrant liability	—	8,013
Other non-current liabilities	2,110	182
Total liabilities	53,655	46,503
Stockholders' equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1,000)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 85,981,427 issued and 85,246,971 outstanding at September 30, 2019; 82,354,940 issued and 81,620,485 outstanding at March 31, 2019	10	10
Additional paid-in capital	348,566	332,793
Treasury stock (754,599 shares at September 30, 2019 and March 31, 2019)	(71)	(71)
Accumulated other comprehensive loss	(676)	(356)
Accumulated deficit	(299,362)	(296,118)
Total stockholders' equity	48,567	36,358
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$102,222	$82,861

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

Digital Turbine, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Three months ended September 30,
	2019	2018
Cash flows from operating activities
Net income / (loss) from continuing operations, net of taxes	$(1,337)	$2,068
Adjustments to reconcile net income / (loss) from continuing operations to net cash provided by / (used in) operating activities:
Depreciation and amortization	482	707
Change in allowance for doubtful accounts	92	—
Loss on disposal of fixed assets	8	76
Non-cash interest expense	—	27
Stock-based compensation	740	479
Stock-based compensation for services rendered	175	123
Change in fair value of convertible note embedded derivative liability	—	(952)
Change in fair value of warrant liability	4,505	(926)
Loss on extinguishment of debt	—	15
(Increase) / decrease in assets:
Accounts receivable	(2,662)	(1,592)
Deferred tax assets	78	(23)
Prepaid expenses and other current assets	65	85
Right-of-use assets	35	—
Increase / (decrease) in liabilities:
Accounts payable	3,419	8,460
Accrued license fees and revenue share	(1,228)	(5,774)
Accrued compensation	959	(597)
Accrued interest	119	(132)
Other current liabilities	1,340	199
Other non-current liabilities	(69)	(5)
Net cash provided by / (used in) operating activities - continuing operations	6,721	2,238
Net cash used in operating activities - discontinued operations	38	(1,874)
Net cash provided by / (used in) operating activities	6,759	364

Cash flows from investing activities
Capital expenditures	(1,022)	(674)
Net cash used in investing activities - continuing operations	(1,022)	(674)
Net cash used in investing activities	(1,022)	(674)

Cash flows from financing activities
Options and warrants exercised	3,613	121
Net cash provided by financing activities	3,613	121

Effect of exchange rate changes on cash	(418)	—

Net change in cash	8,932	(189)

Cash and restricted cash, beginning of period	16,387	8,969

Cash and restricted cash, end of period	$25,319	$8,780

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN

(in thousands)

	3 Months Ended	3 Months Ended
	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)
Continuing Operations:
Revenue	$32,795	$23,854
Gross profit	$12,305	$7,544
Gross margin percentage	37.5%	31.6%
Add back items:
Amortization of intangibles	$—	$336
Depreciation of software	$344	$172
Non-GAAP gross profit	$12,649	$8,052
Non-GAAP gross margin percentage	38.6%	33.8%

GAAP NET INCOME / (LOSS) TO NON-GAAP ADJUSTED NET INCOME

(in thousands)

	3 Months Ended	3 Months Ended
	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)
Continuing Operations:
Net income / (loss) from continuing operations	$(1,337)	$2,068
Add back items:
Stock and stock option compensation	915	602
Amortization of intangibles	—	336
Change in fair value of convertible note embedded derivative and warrant liability	4,505	(1,878)
Loss on extinguishment of debt	—	15
Non-GAAP adjusted net income from continuing operations	$4,083	$1,143

Non-GAAP adjusted net income per share from continuing operations, basic	$0.05	$0.01
Weighted average common shares outstanding, basic	83,909	77,193

Digital Turbine Second Quarter Fiscal 2020 Results
November 4, 2019

GAAP NET INCOME / (LOSS) TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	3 Months Ended	3 Months Ended
	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)
Continuing Operations:
Net Loss	$(1,337)	$2,068
Add back items:
Stock and stock option compensation	915	602
Amortization of intangibles	—	336
Depreciation expense	482	371
Interest (income) / expense, net	(41)	135
Other (income) / expense	(84)	13
Change in fair value of convertible note embedded derivative liability and warrant liability	4,505	(1,878)
Income tax provision / (benefit)	72	(23)
Non-GAAP Adjusted EBITDA from continuing operations	$4,512	$1,624

GAAP CASH FLOW FROM OPERATING ACTIVITIES FROM CONTINUING OPERATIONS TO NON-GAAP FREE CASH FLOW FROM CONTINUING OPERATIONS

(in thousands)

	3 Months Ended	3 Months Ended
	September 30, 2019	September 30, 2018
	(Unaudited)	(Unaudited)
Net cash provided by operating activities from continuing operations	$6,721	$2,238
Capital Expenditures	(1,022)	(674)

Non-GAAP free cash flow provided by continuing operations	$5,699	$1,564